UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 2, 2014 (May 29, 2014)

New York REIT, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	000-54689	27-1065431
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

405 Park Avenue
New York, New York 10022
(Address, including zip code, of Principal Executive Offices)

Registrant's telephone number, including area code: (212) 415-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders

New York REIT, Inc. (the “Company”) held its 2014 Annual Meeting of Stockholders on May 29, 2014. At the annual meeting, the Company’s stockholders voted on the following proposals:

1.	To elect Nicholas S. Schorsch, William M. Kahane, Scott J. Bowman, William G. Stanley and Robert H. Burns to the Company’s Board of Directors for one-year terms until the 2015 Annual Meeting of Stockholders and until their respective successor is duly elected and qualified;

2.	To ratify the audit committee’s appointment of Grant Thornton LLP as the Company’s independent auditor for 2014;

3.	To amend the Company’s charter to remove or revise provisions regarding the Company’s equity stock;

4.	To amend the Company’s charter to remove or revise provisions regarding stockholder voting rights;

5.	To amend the Company’s charter to remove or revise provisions regarding stockholder information rights;

6.	To amend the Company’s charter to remove or revise provisions regarding the composition of the Company’s Board of Directors;

7.	To amend the Company’s charter to remove or revise provisions regarding the conduct of the Company’s Board of Directors;

8.	To amend the Company’s charter to remove or revise provisions regarding the conduct of company business;

9.	To amend the Company’s charter to remove or add provisions restricting transfer and ownership of shares;

10.	To amend the Company’s charter to remove or revise provisions stating that the NASAA REIT guidelines control interpretation of the Company’s charter;

11.	To amend the Company’s charter to remove or revise provisions relating to the Company’s sponsor, advisor and their affiliates ; and

12.	To approve proposed amendments regarding conforming changes and other ministerial modifications to and restatement of the Company’s charter.

The Company’s stockholders approved each of the twelve proposals described above.

The full results of the matters voted on at the annual meeting are set forth below:

Proposal No. 1 — Election of Directors:

Nominee	Votes For	Votes Against	Abstentions
Nicholas S. Schorsch	87,981,434.7850	570,731.9110	2,374,717.0520
William M. Kahane	88,021,126.0910	521,120.7850	2,384,636.8720
Scott J. Bowman	85,208,092.4520	3,370,647.8820	2,348,143.4140
William G. Stanley	85,181,369.3130	3,407,101.3070	2,338,413.1280
Robert H. Burns	85,086,334.7940	3,470,347.7500	2,370,201.2040

Proposal 2 — Ratification of Appointment of Independent Registered Accounting Firm:

Votes For	Votes Against	Abstentions
87,804,286.6200	599,554.3220	3,190,270.6510

Proposals Nos. 3 through 12 — Amendments to the Company’s Charter:

	Votes For	Votes Against	Abstentions
Proposal 3	88,602,771.4520	1,324,897.0810	3,221,545.6330
Proposal 4	88,100,066.4120	1,835,303.4400	3,213,844.3140
Proposal 5	88,135,951.3820	1,815,714.4600	3,197,548.3240
Proposal 6	88,465,914.3480	1,435,339.1430	3,249,492.3220
Proposal 7	88,447,979.9050	1,493,722.1170	3,209,043.7910
Proposal 8	88,656,342.9650	1,258,339.8650	3,236,062.9830
Proposal 9	88,574,191.7070	1,312,502.7000	3,264,051.4060
Proposal 10	88,575,467.0370	1,295,628.3570	3,276,650.4190
Proposal 11	88,593,837.7950	1,267,712.5010	3,289,195.5170
Proposal 12	88,657,101.2100	1,222,429.9580	3,271,214.6450

No other proposals were submitted to a vote of the Company’s stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW YORK REIT, INC.

Date: June 2, 2014	By:	/s/ Nicholas S. Schorsch
Nicholas S. Schorsch
Chief Executive Officer and
Chairman of the Board of Directors